As filed with the Securities and Exchange Commission on August 8, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

SPROTT FOCUS TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPROTT FOCUS TRUST, INC.

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 20, 2017

To the Stockholders of:

SPROTT FOCUS TRUST, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of SPROTT FOCUS TRUST, INC. (the “Fund”) will be held at the offices of Thompson Hine LLP, 335 Madison Avenue, 12th Floor, New York, New York 10017-4611, on Wednesday, September 20, 2017, at 12:00 noon (Eastern Time), for the following purposes:

1.	To elect two Directors to the Fund’s Board of Directors:

01.	Barbara Connolly Keady 02. Peyton Tansill Muldoon

2.	To ratify the appointment of Tait Weller & Baker as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

3.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Directors of the Fund has set the close of business on July 14, 2017 as the record date for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

IMPORTANT

To save the Fund the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via telephone or the Internet by following the instructions on the proxy card or Notice of Internet Availability of Proxy Materials. Please take advantage of these prompt and efficient proxy authorization options.

The accompanying Proxy is solicited on behalf of the Board of Directors of the Fund, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

By order of the Board of Directors,

Thomas W. Ulrich

Secretary

August 8, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON SEPTEMBER 20, 2017

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR

THE FUND ARE AVAILABLE AT https://www.proxy-direct.com/spr-29095

PROXY STATEMENT

SPROTT FOCUS TRUST, INC.

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

ANNUAL MEETING OF STOCKHOLDERS

September 20, 2017

INTRODUCTION

The enclosed Proxy is solicited on behalf of the Board of Directors of the Fund (the “Board”) for use at the Annual Meeting of Stockholders (the “Meeting”) of Sprott Focus Trust, Inc. (the “Fund”), to be held at the offices of Thompson Hine LLP, 335 Madison Avenue, 12th Floor, New York, New York 10017-4611, on Wednesday, September 20, 2017, at 12:00 noon (Eastern Time) and at any postponements or adjournments thereof. The approximate mailing date of this Proxy Statement is August 8, 2017.

All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted “FOR” the election of the Director nominees of the Fund, and will be voted “FOR” the ratification of the independent registered public accounting firm.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund’s address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund’s shares of common stock (“Common Stock”). Some officers and employees of the Fund and/or Sprott Asset Management LP, the Fund’s investment adviser, and Sprott Asset Management USA Inc., the Fund’s sub-adviser (together with Sprott Asset Management LP, “Sprott”), may solicit proxies personally and by telephone, if deemed desirable. Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board before the Meeting, who serve as Inspectors of voting at the Meeting and who have executed an Inspectors’ Oath.

The Board has set the close of business on July 14, 2017 as the record date (the “Record Date”) for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

As of the Record Date, there were 24,875,484 shares of Common Stock outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock as of the Record Date:

Name and Address of Owner	Amount and Nature of Ownership	Percent
W. Whitney George c/o Sprott Asset Management, LP 200 Bay Street, Suite 2600 Toronto, Ontario M5J2J1	8,032,232 shares— Beneficial* (sole voting and investment power)	32.23%

Cede & Co.** Depository Trust Company P.O. Box #20 Bowling Green Station New York, NY 10028	24,272,425 shares— Record**	97.58%

*	Includes 1,315,713 shares of Common Stock held by W. Whitney George Family Foundation, a charitable foundation established by Mr. George and members of his family. Also includes 239,412 shares of Common Stock held in The Mallory Descendant’s Trust U/T/A DTD 12/13/2013 (the “Mallory Trust”). Mr. George serves as trustee of the Mallory Trust and, in such capacity, has investment and voting discretion over shares held by the Mallory Trust. Mr. George’s spouse has a pecuniary interest in the Mallory Trust. Also includes 88,643 shares of Common Stock held in The TDM & BBM Trust U/T/A DTD 3/25/2013 (the “TDM & BBM Trust”). Mr. George serves as trustee of the TDM & BBM Trust and, in such capacity, has investment and voting discretion over shares held by the TDM & BBM Trust.
**	Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

The Board knows of no business other than that stated in Proposals 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any postponement or adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, two members of the Board will be elected. The Board currently has five Directors. The five Directors are currently divided into three classes, each class having a term of office of three years. The term of office of one class expires each year. Each of W. Whitney George and James R. Pierce, Jr. currently serves as a Class I director and for a three-year term to expire at the Fund’s 2018 Annual Meeting of Stockholders or until each of his successor is duly elected and qualified. Barbara Connolly Keady and Peyton Tansill Muldoon currently serve as Class II directors for a three-year term to expire at the Fund’s 2017 Annual Meeting of Stockholders until each of her successor is duly elected and qualified. Michael W. Clark currently serves as a Class III director and has been nominated by the Board to serve as a Class III director for a three-year term to expire at the Fund’s 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualified. On June 9, 2017, the Board increased the number of Directors to five, creating a vacancy. On that date, the Board also elected Peyton Tansill Muldoon as a Class II Director.

The classes of Directors and their respective terms are indicated below.

CLASS I DIRECTORS SERVE UNTIL 2018 ANNUAL MEETING OF STOCKHOLDERS

W. Whitney George (Interested Director)

James R. Pierce, Jr. (Independent Director)

CLASS II DIRECTOR SERVES UNTIL 2017 ANNUAL MEETING OF STOCKHOLDERS

Barbara Connolly Keady (Independent Director)

Peyton Tansill Muldoon (Independent Director)

CLASS III DIRECTOR TO SERVE UNTIL 2019 ANNUAL MEETING OF STOCKHOLDERS

Michael W. Clark (Independent Director)

Mses. Keady and Muldoon have agreed to continue to serve if elected, and the Fund’s management has no reason to believe that either will be unavailable for service as a Director. However, if either person becomes unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other person, if any, as the Board may nominate.

Certain biographical and other information concerning W. Whitney George, who is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund, including his current designated class, is set forth below.

Name, Address* and Principal Occupations During Past Five Years	Age	Position with the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
W. Whitney George** Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc., a registered investment adviser and Executive Vice President, Sprott Inc. since January 2017; Managing Director and Vice President of Royce & Associates, LLC, a registered investment adviser, from October 1991 to March 2015.	59	Class I Director	2013	2018	1	None

*	The address of Mr. George is c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
**	“Interested person,” as defined in the 1940 Act, of the Fund.

Interested Person

Mr. George is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act due to the position he holds with Sprott and his stock ownership in Sprott Inc., the parent company of Sprott Asset Management LP and Sprott Asset Management USA Inc. There are no family relationships between any of the Fund’s Directors and officers.

Certain biographical and other information concerning the existing Directors, including the one Director nominee, who is not an “interested person,” as defined in the 1940 Act, of the Fund, including their current designated classes, is set forth below.

Name, Address* and Principal Occupations During Past Five Years	Age	Position with the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Michael W. Clark President, Executive Vice President, Chief Risk Officer and member of the Executive Committee and Board of Directors of Chilton Investment Company, an investment management firm (2005-present).	57	Class III Director	2015	2019	1	None

Barbara Connolly Keady Director of New Business Development at Ceres Partners, an investment fund that acquires and manages farmland (2010-present).	55	Class II Director	2015	2017	1	None

James R. Pierce, Jr. Chairman of JLT Specialty Insurance Services, Inc. since 2014; Global Lead in Marine and Energy Operations at Marsh (2006-2014).	60	Class I Director	2015	2018	1	None

Peyton T. Muldoon Licensed Salesperson at Sotheby’s International Realty (2011-present)	48	Class II Director	2017	2017	I	None

*	The address of each of Mses. Keady and Muldoon and Messrs. Clark and Pierce is c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
**	Each of Mses. Keady and Muldoon and Messrs. Clark and Pierce is a member of the Audit Committee of the Board and the Governance Committee of the Board.

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.

•	W. Whitney George – In addition to his tenure as a Director of the Fund, Mr. George currently serves as Senior Portfolio Manager and Chairman of Sprott Asset Management USA Inc. and Executive Vice President, Sprott Inc. Prior to his position at Sprott Asset Management USA Inc., Mr. George was employed by Royce & Associates, LLC from 1991 to 2015. Mr. George has over 30 years of investment business experience.

•	Michael W. Clark – Mr. Clark currently serves as the Executive Vice President, Chief Operating Officer, Chief Risk Officer, member of the Executive Committee, and member of Board of Directors of Chilton Investment Company, an investment firm. He has over 21 years of business experience, including extensive experience in the investing and financial services sectors.

•	Barbara Connolly Keady – Ms. Keady currently serves as the Director of New Business Development at Ceres Partners. She has over 20 years of business experience, including extensive experience in the investing and financial services sectors.

•	James R. Pierce, Jr. – Mr. Pierce currently serves as the Chairman of JLT Specialty Insurance Services, Inc. He has over 30 years of business experience, including extensive experience in the insurance and financial services sectors.

•	Peyton T. Muldoon – Ms. Muldoon currently serves as a licenses salesperson for Sotheby’s International Realty. Prior positons in the financial services sectors include marketing and client relationship management related to a variety of financial products, managing equity and fixed-income portfolios of clients and performing research and valuation analysis of securities.

The Board believes that each Director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Governance Committee contains certain other specific factors considered by the Governance Committee in identifying and selecting Director candidates (as described below).

To assist them in evaluating matters under federal and state law, the Directors have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Fund’s Directors not be “interested persons” (as defined in the 1940 Act) of the Fund and as such are not affiliated with Sprott (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund’s Directors are Independent Directors. The Board does not have a chairman, but Mr. George, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Directors have not designated a lead Independent Director due to the relatively small size of the Board. The Board has determined that its leadership structure is appropriate in light of the services that Sprott and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Audit Committee Report

The Board has a standing Audit Committee (the “Audit Committee”), which consists of the Independent Directors who also are “independent” as defined in the listing standards of the Nasdaq Select Market. The current members of the Audit Committee are Michael W. Clark, Barbara Connolly Keady, James R. Pierce, Jr. and Peyton T. Muldoon. Mr. Clark serves as Chairman of the Audit Committee. Ms. Keady has been designated as an Audit Committee Financial Expert, as defined under Securities and Exchange Commission (“SEC”) regulations.

The principal purposes of the Audit Committee are to (i) assist Board oversight of the (a) integrity of the Fund’s financial statements; (b) independent accountants’ qualifications and independence; and (c) performance of the Fund’s independent accountants and (ii) prepare, or oversee the preparation of any audit committee report required by rules of the SEC to be included in the Fund’s proxy statement for its annual meeting of stockholders. The Audit Committee has adopted an Audit Committee charter which is attached to this Proxy Statement as Exhibit A.

The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait, Weller & Baker, the independent public accounting firm for the Fund, and (ii) discussed certain matters required to be discussed under the requirements of the Public Company Accounting Oversight Board with Tait Weller & Baker. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining their independence.

At its meetings held on March 8, 2017, the Audit Committee of the Fund reviewed and discussed the audit of the Fund’s financial statements as of December 31, 2016 and for the fiscal year then ended with Fund management and Tait Weller & Baker. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s 2016 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or the Tait Weller & Baker. The Audit Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s 2016 Annual Report to Stockholders.

Governance Committee

The Board has a Governance Committee composed of the four Independent Directors, Michael W. Clark, Barbara Connolly Keady, James R. Pierce, Jr. and Peyton T. Muldoon. Mr. Pierce serves as Chairman of the Governance Committee. The Governance Committee has adopted a Governance Committee Charter which is attached to this Proxy Statement as Exhibit B.

The Governance Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Governance Committee will consider Director candidates recommended by stockholders. In considering potential nominees, the Governance Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vi) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (vii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Governance Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

To have a candidate considered by the Governance Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund’s Secretary, Thomas W. Ulrich, c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

Although the Board does not have a standing compensation committee, the Independent Directors review their compensation annually.

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily Sprott and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and Sprott’s Chief Compliance Officer and portfolio management personnel. The Audit Committee (which consists of the four Independent Directors) meets during its scheduled meetings, and, as necessary, between meetings the Chairman of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of Sprott or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Sprott regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Committee and Board of Directors Meetings

During the year ended December 31, 2016, the Board, which consisted of Mr. George and the current directors, held four meetings and the Audit Committee held two meetings, and the Governance Committee held one meeting. Each current Director other than Peyton T. Muldoon (who was not a Director of the Trust before 2017) attended all of the aggregate of the total number of meetings of the Board, the Audit Committee and Governance Committee held during that year.

Compensation of Directors

Sprott Fund Complex (Current Fund Complex)

For the year ended December 31, 2016, each current Independent Director received a base fee of $7,200 per year, plus $300 for each in-person meeting of the Board attended. No Director received remuneration for services as a Director for the year ended December 31, 2016 in addition to or in lieu of this standard arrangement.

Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by the Fund’s current fund complex (consisting solely of the Fund, to each current Independent Director of the Fund for the year ended December 31, 2016.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund Paid to Directors	Total Compensation from the Fund and Fund Complex to Directors
Michael W. Clark	$9,000	None	None	$9,000	$9,000
Barbara Connolly Keady	$9,000	None	None	$9,000	$9,000
James R. Pierce, Jr.	$9,000	None	None	$9,000	$9,000
Peyton T. Muldoon*	$0	None	None	$0	$0

*	Peyton T. Muldoon was elected a Director on June 9, 2017.

Officers of the Fund

Officers of the Fund are appointed by the Board. The following sets forth information concerning the Fund’s officers:

Name, Address* and Principal Occupations During Past Five Years	Age	Office**	Officer of Fund Since
Varinder Bhathal Treasurer of the Fund (since June 2017); Sprott Asset Management Inc. (since 2007 and Controller and Vice President, Finance since 2015); Chief Financial Officer of Sprott Private Wealth LP (since 2016).	46	Treasurer	2017
Thomas W. Ulrich Chief Compliance Officer of the Fund (since March, 2015); General Counsel (since January 2017) and Chief Compliance Officer (since October, 2012) of Sprott Asset Management USA Inc.; In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); and Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012).	53	President Secretary and Chief Compliance Officer	2017 2015

*	The address of each officer of the Fund is c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
**	Each officer of the Fund is elected by, and serves at the pleasure of, the Board.

Stockholder Communications

Stockholders may send written communications to the Board or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1). Such communications must be signed by the stockholder and identify the number of shares of Common Stock held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information – Stockholder Proposal” herein.

Director Attendance at Stockholder Meetings

The Fund has no formal policy regarding Director attendance at stockholder meetings. Mr. George attended the 2016 Annual Meeting of Stockholders.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the Nasdaq Select Market. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the 1940 Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund’s shares during the Fund’s most recent fiscal year.

Stock Ownership

Information relating to each Director’s ownership of shares of Common Stock as of July 14, 2017 is set forth below:

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in all Sprott Funds overseen by each Director in the Sprott Family of Funds
Interested Director:
W. Whitney George	Over $100,000	Over $100,000
Non-Interested Directors:
Michael W. Clark	None	None
Barbara Connolly Keady	$10,001 - $50,000	$10,001 - $50,000
James R. Pierce, Jr.	$10,001 - $50,000	$10,001 - $50,000
Peyton T. Muldoon*	None	None

*	Peyton T. Muldoon was elected a Director on June 9, 2017.

Information regarding ownership of shares of Common Stock by the Fund’s Directors and officers as of the Record Date is set forth below:

Name and Address*of Owner	Amount of Beneficial Ownership of Shares of Common Stock	Percent of Shares Outstanding
Interested Directors:	8,032,232	32.23%
W. Whitney George
Non-Interested Directors:
James R. Pierce, Jr.	3464	0.01%
Barbara Connolly Keady	3029	0.01%
Michael W. Clark	None	None
Peyton T. Muldoon**	None	None
Interested Officers:
Varinder Bhathal	None	None
Thomas W. Ulrich	None	None

*	The address of each Director and each officer is c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
**	Peyton T. Muldoon was elected a Director on June 9, 2017.

Mr. George has voting power and investment power as to the shares beneficially owned by him. As of the Record Date, the Fund’s Directors and officers as a group (7 persons) beneficially owned 8,032,232 shares of Common Stock, constituting approximately 32.23% of its outstanding shares.

As of July 14, 2017, no Independent Director or any of his immediate family members directly or indirectly owned any securities issued by Sprott Inc. or any of its affiliates (other than registered investment companies).

Vote Required

A quorum consists of stockholders representing a majority of the outstanding shares of Common Stock entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

The Board of Directors of the Fund recommends that all stockholders vote FOR the Director nominees.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Based on information provided by Tait Weller & Baker to the Audit Committee and the Board, the Fund’s Audit Committee has recommended, and the Board of Directors, including all of the independent Directors, has approved the selection of Tait Weller & Baker to act as the Fund’s independent registered public accounting firm to examine the financial statements for the Fund for the fiscal year ending December 31, 2017. The Audit Committee and the Board have determined that Tait Weller & Baker is well qualified to serve as the Fund’s independent registered public accounting firm and that Tait Weller & Baker satisfies applicable standards regarding independence. The Board is requesting that shareholders of the Fund ratify the selection of Tait Weller & Baker as independent auditors.

Audit services provided by Tait Weller & Baker to the Fund during their most recent fiscal year included examination of the financial statements of the Fund and services related to Fund filings with the Securities and Exchange Commission. Tait Weller & Baker has also provided certain tax return preparation services for the Fund during the same period.

The Audit Committee regularly approves all audit and non-audit services provided to the Fund, subject to such limited exceptions as are permitted by applicable law and regulations. During the past two fiscal years, 100% of the Fund’s audit related, tax and other fees, if any, have been approved by the Audit Committee and the full Board of Directors. No audit work for the last fiscal year was performed by any firm other than Tait Weller & Baker and its full-time permanent employees. There were no non-audit fees paid to Tait Weller & Baker during the fiscal year ended December 31, 2016. Representatives of Tait Weller & Baker are not expected to be present at the Meeting.

Recommendation

The Board recommends that shareholders vote “FOR” ratification of Tait Weller & Baker as the Company’s independent registered public accountants for the year ended December 31, 2017.

Vote Required

Approval of Proposal 2 requires the affirmative vote of the majority of the votes cast on the proposal. Shareholders who return a signed proxy card but do not indicate how they wish to vote on Proposal 2 will be deemed to have voted FOR Proposal 2. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

AUDITOR AND AUDIT COMMITTEE INFORMATION

Audit Fees

The aggregate fees paid to Tait Weller & Baker in connection with the annual audit of the Fund’s financial statements and for services normally provided by Tait Weller & Baker in connection with the statutory and regulatory filings of the Fund for each of the fiscal years ended December 31, 2015 and December 31, 2016 were $30,000 and $30,000, respectively, including out-of-pocket expenses.

Audit Related Fees

No fees were paid to Tait Weller & Baker in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for each of the fiscal years ended December 31, 2015 and December 31, 2016.

Tax Fees

The aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, rendered by Tait Weller & Baker to the Fund for each of the fiscal years ended December 31, 2015 and December 31, 2016 were $7,200 and $7,200, respectively.

All Other Fees

There were no other fees billed for non-audit services rendered by Tait Weller & Baker to the Fund for the fiscal years ended December 31, 2015 and December 31, 2016.

Tait Weller & Baker did not provide any other professional services to the Fund or the Adviser for the year ended December 31, 2016.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures with regard to the pre-approval of audit and non-audit services. On an annual basis, at the December meeting of the Audit Committee, the independent auditors of the Fund will submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or Sprott and its affiliates for the following year that require pre-approval by the Audit Committee. Such schedule will include the maximum fees that can be paid for such services without further Audit Committee approval. Any subsequent revision to preapproved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the December meeting of the Audit Committee will be submitted to the Treasurer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting shall be made in writing by the Treasurer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund’s independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an Independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Tait Weller & Baker

The Audit Committee approved the engagement of Tait Weller & Baker as the Company’s independent registered public accounting firm for the year ending December 31, 2017. Tait Weller & Baker has been the auditor of the Company since 1998. In deciding to engage Tait Weller & Baker, the Audit Committee reviewed auditor independence and existing commercial relationships with Tait Weller & Baker and concluded that Tait Weller & Baker has no commercial relationship with the Company that would impair its independence. During the fiscal year ended December 31, 2016 and in the subsequent interim period through March 31, 2017, neither the Company nor anyone acting on its behalf has consulted with Tait Weller & Baker on any of the matters or events set forth in Item 304(a)(2) of Regulations S-K.

Tait Weller & Baker Fees for 2015 and 2016

Fees for professional services provided by our independent registered public accounting firm in 2015 and 2016 in each of the following categories are:

	2015	2016
Audit Fees	$30,000	$30,000
Audit-Related Fees	$0	$0
Tax Fees	$7200	$7200
All Other Fees	$0	$0

Audit fees include fees relating to the audit of our annual financial statements and review of financial statements included in the Fund’s annual report on Form N-CSR.

ADDITIONAL INFORMATION

Postponement or Adjournment of Meeting; Other Matters

In the event that sufficient votes in favor of Proposals 1a or 1b or Proposal 2 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such postponement or adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be postponed or adjourned, as applicable. The persons named as proxies will vote in favor of such postponement or adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such postponement or adjournment those proxies required to be voted against the Proposal.

While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the Nasdaq Select Market, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”) and the shares as to which Proxies are returned by record stockholders but which are marked “abstain” on any matter will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

Address of Investment Adviser

Sprott Asset Management LP’s principal office is located at 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

Annual Report Delivery

The Fund’s Annual Report to Stockholders for the year ended December 31, 2016 was previously mailed to its stockholders and the Semi-Annual Report to Stockholders for the six months ended June 30, 2017 will be mailed to stockholders in late August 2017. Copies of the Annual Report are available, and copies of the Semi-Annual Report will be available in late August, upon request, without charge, by writing to the Fund at 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1 or calling 203-656-2430. All publicly released material information is always disclosed by the Fund on its website at www.sprottfocustrust.com.

Stockholder Proposals

The Fund’s Bylaws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented at the Fund’s 2017 Annual Meeting of Stockholders must be in writing and received at the Fund’s principal executive. Written proposals should be sent to the Secretary of the Fund, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

Proxy Delivery

If you and another stockholder share the same address, the Fund may only send one proxy statement unless you or the other stockholder(s) request otherwise. Call or write the Fund if you wish to receive a separate copy of the proxy statement and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you receive multiple copies now, and wish to receive a single copy in the future. For such requests, please call 1-800-337-3503, or write the Fund at 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE

By order of the Board of Directors,

Thomas W. Ulrich

Secretary

Dated: August 8, 2017

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF SPROTT FOCUS TRUST, INC.

I.	Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors, each of whom:

(a)	shall not be an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Sprott Focus Trust, Inc. (the “Fund”);

(b)	shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof);

(c)	shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)	shall satisfy the applicable independence requirements for any national securities exchange or national market quotation system on which Fund shares are or may become listed or quoted.

At least one Director who is a member of the Audit Committee shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment. The Board of Directors shall determine annually: (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee, and the Board must disclose any determination made under clause (ii) either on or through the applicable Funds website or in its annual proxy statement. If the disclosure is made on the Fund’s website, the Fund must disclose that fact in its annual proxy statement and provide the website address.

II.	Purposes of the Audit Committee

The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the:

(a)	integrity of the Fund’s financial statements;

(b)	independent accountants’ qualifications and independence; and

(c)	performance of the Fund’s independent accountants; and

(2)	preparing, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of stockholders.

III.	Responsibilities and Duties of the Audit Committee

The Fund’s independent accountants shall report directly to the Audit Committee.

As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)	the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)	to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to Sprott Asset Management LP, the Fund’s investment adviser, and Sprott Asset Management USA Inc., the Fund’s sub-adviser (collectively, the “Advisers”) or any entity controlling, controlled by, or under common control with the Advisers (“Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement by the Adviser Affiliate relates directly to the operations and financial reporting of the Fund;

(d)	if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s Advisers or any Adviser Affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)	to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

(i)	to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to rules of The Public Company Accounting Oversight Board and other relevant regulatory and professional organizations, and management’s response;

(j)	to establish and administer policies and procedures relating to the hiring by the Fund, the Advisers, or any administrator that is an Adviser Affiliate of employees or former employees of the Fund’s independent accountants;

(k)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)	to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications relating to the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the Advisers, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(n)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the Advisers, Adviser Affiliates and members of management of such entities (to assess the independence of the Fund’s independent accountants);to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Advisers, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(o)	to address reports received from attorneys in accordance with procedures adopted by the Advisers relating to the possible violation of federal or state law or fiduciary duty;

(p)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(q)	to discuss with Fund management the Fund’s press releases that discuss earnings (if any), as well as financial information or earnings guidance provided to analysts and ratings agencies (this may be done generally, e.g., the type of information to be disclosed and the type of presentation to be made); and

(r)	to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation, as amended and supplemented, the Fund’s By-Laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV.	Meetings

The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.	Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI.	Annual Performance Evaluation

The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee.

VII.	Reporting

The Audit Committee shall report regularly to the Board. The Chairman of the Audit Committee shall report to the Board on the results of its deliberations, and make such recommendations as deemed necessary or appropriate.

VIII.	Amendments

This Charter may be amended or modified from time to time by vote of the Board.

Dated: August 24, 2015

EXHIBIT B

CHARTER OF THE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS OF

SPROTT FOCUS TRUST, INC.

Governance Committee Membership

The Governance Committee of Sprott Focus Trust, Inc. (the “Company”) shall be composed of all of the Independent Directors of the Company. Management, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration. The Board of Directors (“Board”) may remove or replace any member of the Committee at any time in its sole discretion.

Board Nominations and Functions

1.    The Committee shall recommend nominees to the Board for election to the Board. The Committee shall evaluate each candidate’s qualifications for Board membership and with respect to Independent Director nominees, the Committee shall evaluate each such nominee’s independence from the investment adviser, affiliates of the adviser and other principal service providers. In determining a nominee’s qualifications for Board membership, the Committee may take into account a wide variety of factors (with no one factor being controlling) in considering candidates for membership on the Board, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Company; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. Additionally, with respect to evaluating candidates to serve as an independent member, the Board shall consider the candidate’s ability to qualify as an Independent Director for purposes of the Investment Company Act of 1940 and any other standards of independence that may be relevant to the Company.

2.    The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already serving on the Board.

3.    It is currently the policy of the Committee not to consider nominees recommended by shareholders as candidates for Board membership. The Committee will periodically reevaluate the merits of this policy.

4.    The Committee shall recommend the compensation of Independent Directors.

Adopted: March 9, 2015

B-1

APPENDIX A

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 335 Madison Avenue 12th Floor New York, NY 10017 on September 20, 2017

Please detach at perforation before mailing.

PROXY	SPROTT FOCUS TRUST, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 20, 2017

The undersigned hereby appoints W. Whitney George, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of common stock of Sprott Focus Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting’) of the Fund to be held at the offices of Thompson Hine LLP, 335 Madison Avenue, 12th Floor, New York, New York 10017, on Wednesday, September 20, 2017 at 12:00 p.m. (Eastern time), and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Directors of the Fund.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

IF YOU ARE VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

SPR_29095_071817

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on September 20, 2017.

The Notice, Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/spr-29095

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:  ☒

A	Proposals The Board of Directors recommends a vote FOR proposals 1 and 2.

1.	To elect two Directors to the Fund’s Board of Directors:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Barbara Connolly Keady	02. Peyton Tansill Muldoon	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the following line.

			FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Tait Weller & Baker as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2017.		☐	☐	☐

3.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

608999900109999999999

∎	XXXXXXXXXXXXXX	SPR 29095	M	XXXXXXXX	+